Marc J. Winthrop - State Bar No. 63218
Robert E. Opera - State Bar No. 101182
GARRICK A. HOLLANDER - State Bar No. 166316
WINTHROP COUCHOT
PROFESSIONAL CORPORATION
660 Newport Center Drive, Ste. 400
Newport Beach, CA 92660
Telephone (949) 720-4100
Facsimile (949) 720-4111

Attorneys for InterDent, Inc.,
a Delaware Corporation and
InterDent Service Corporation, Inc.,
a Washington Corporation, Debtors-in-Possession

                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                               SANTA ANA DIVISION


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
In re                                                     Bk. No. SA 03-13593 JR; SA 03-13594 JR

INTERDENT, INC., a Delaware Corporation; INTERDENT        In a Case Under Chapter
SERVICE CORPORATION, a Washington Corporation,            11 of the Bankruptcy Code
                                                          (11 U.S.C.ss. 101 et seq.)
                           Debtors and
                           Debtors-in-Possession.         [PROPOSED] ORDER
                                                          CONFIRMING DEBTORS'
                                                          SECOND AMENDED JOINT
                                                          CHAPTER 11 PLAN OF
                                                          REORGANIZATION [As
                                                          Modified on July 22,
                                                          2003 and as Further
                                                          Modified on September
                                                          3, 2003]

                                                          Plan Confirmation Hearing

                                                          Date:    September 3, 2003
                                                          Time: 1:30 p.m.
                                                          Place:   Courtroom 5A
                                                                   Ronald Reagan Federal Building
                                                                   United States Courthouse
                                                                   411 West Fourth Street
                                                                   Santa Ana, CA  92701

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



         The matter of the confirmation of the Debtors' Second Amended Joint Chapter 11 Plan of Reorganization [As Modified on July 22, 2003 and as Further Modified on September 3, 2003] ("Plan"), filed on September 3, 2003 by InterDent, Inc. ("InterDent") and InterDent Service Counsel for the LL Entities Corporation ("ISC"), came on for hearing on September 3, 2003, at 1:30 p.m., before the Honorable John E. Ryan, United States Bankruptcy Judge for the Central District of California. Marc J. Winthrop, Esq. and Robert E. Opera, Esq. of Winthrop Couchot Professional Corporation appeared on behalf of the Debtors1. Eric Goldberg, Esq. of Stutman, Treister & Glatt Professional Corporation appeared on behalf of the DDJ Entities. Robert Orgel, Esq. of Pachulski, Stang, Ziehl, Young, Jones & Weintraub Professional Corporation appeared on behalf of the LL Entities. Jonathan Shenson, Esq. of Latham & Watkins, LLP appeared on behalf of JPMorgan Chase Bank, one of the Bank Lenders. Penelope Parmes, Esq. of Rutan & Tucker, LLP appeared on behalf of the Official Committee of Creditors Holding Unsecured Claims ("Committee"). Steven Travis appeared in pro per. John Mellen, Esq. of Keller Rohrback, LLP appeared on behalf of Dale VanDerschelden ("VanDerschelden"). Dean Sperling, Esq. appeared on behalf of the Pocatello Dental Group P.C. ("Pocatello"). Other appearances, if any, were as reflected on the Court's record of the proceedings. Based upon the Plan, the Debtors' Second Amended Disclosure Statement to Describing Second Amended Joint Chapter 11 Plan [as Modified on August 15, 2003] ("Disclosure Statement"), the Declarations of Robert W. Hill, Matthew R. Niemann and Gregory Soukup filed in support of the confirmation of the Plan, the Declaration of P.J. Marksbury Regarding Ballot Analysis and Tally in Support of Confirmation of Debtors' Second Amended Joint Chapter 11 Plan of Reorganization [as Modified on August 15, 2003], the Notice of Assumption and Rejection of Executory Contracts and Unexpired Leases in Support of Debtors' Second Amended Chapter 11 Plan of Reorganization [As Modified on July 22, 2003] ("Assumption / Rejection Notice"), and Ballots Cast in Acceptance and Rejection of Debtors' Chapter 11 Liquidating Plan, the objections to the Plan filed by Steven Travis, Pocatello and VanDerschelden, the evidence and arguments presented at the hearing on the confirmation of the Plan, the pleadings and other documents on file in these Chapter 11 cases, the Findings of Fact and Conclusions of Law entered in support hereof, and for other good and sufficient cause, it is hereby ORDERED that:

                        APPROVAL OF PLAN AND SETTLEMENTS

1. The Plan, a copy of which is attached hereto as Exhibit "1", is hereby confirmed, as modified by this Order.

2. All settlements and compromises of Claims set forth in and contemplated under the Plan are approved as fair and reasonable compromises pursuant to Bankruptcy Rule 9019(a), and all applicable parties are authorized to take any and all necessary actions to effectuate such settlements and compromises and other applicable provisions of the Plan.

                               PLAN MODIFICATIONS
3. The Plan has been modified in accordance with this Court's "Order Granting Debtors' Emergency Motion For Order Approving Nonmaterial Modification To Debtors' Second Amended Chapter 11 Plan Of Reorganization [As Modified On July 22, 2003]," entered August 15, 2003 (the "Modification Order"). In accordance with the Modification Order, the Plan has been re-titled, the "Debtors' Second Amended Joint Chapter 11 Plan of Reorganization [As Modified on July 22, 2003 and as Further Modified on September 3, 2003]."

4. The Plan is hereby further modified to:

(a) Delete the word "unqualified" in the two places it appears in Section 8.1 of the Plan;

(b)  Delete any and all references to the Plan Documents needing to be Filed;

(c) Correct the title of the Plan on page 1, line 11 thereof by substituting "September 3" for "August __";

(d) Correct a reference in Section 11.2 of the Plan by substituting the words, "Seller Note" for the words "Senior Note" on page 69, line 12 of the Plan; and

(e) Change references in the Plan to Exhibit "11.1A-1" or "11.1A-2" to references to Exhibit "B" of the Assumption / Rejection Notice and change references in the Plan to Exhibit "11.2R-1" or "11.2R-2" to references to Exhibit "A" of the Assumption / Rejection Notice.

                                 PLAN OBJECTIONS

5. The Travis Objection is overruled.

6. The VanDerschelden Objection is withdrawn with respect to the confirmation of the Plan, but this Order shall not limit or affect the rights of VanDerschelden or the Debtors with respect to all other issues raised in the VanDerschelden Objection, including, without limitation, the assumption or rejection of any part of the Asset Purchase Agreement (as defined in the VanDerschelden Objection), as amended. All such issues shall be reserved for determination by the Court.

7. The Pocatello Objection to the confirmation of the Plan is overruled as to all issues bearing upon the confirmation of the Plan, but this Order shall not limit or affect the rights of Pocatello or the Debtors with respect to all other issues that were raised in the Pocatello Objection. All such issues shall be reserved for determination by the Court.

8. The Court shall treat as separate motions by the Debtors their request through or pursuant to the Plan to assume or reject executory contracts or unexpired leases with respect to each of VanDerschelden and Pocatello. The orders entered by this Court resolving such motion as to VanDerschelden or the VanDerschelden Objection ("VanDerschelden Objection Order") or such motion as to Pocatello or the Pocatello Objection ("Pocatello Objection Order"), and any determinations of the Court hereafter pursuant to the VanDerschelden Objection Order and the Pocatello Objection Order shall be determinations and orders separate and apart from this Order confirming the Plan.

9. Notwithstanding the provisions of the Assumption / Rejection Notice, the Plan (including Sections 11.1 and 11.2 thereof), and the other provisions of this Order, to the extent any lease of the Debtors with Pocatello or VanDerschelden is unexpired or any contract with Pocatello or VanDerschelden is executory, confirmation of the Plan shall not determine the assumption or rejection of such lease(s) and contract(s) and, instead, assumption or rejection of any such unexpired leases or executory contracts shall be governed by further and subsequent order(s) of this Court. Nothing herein, including the foregoing sentence, is intended to or does alter the fact that the lease, relating to the real property located at 20728 76th Avenue West, Edmonds, WA 98020, that was formerly entered into between a Debtor and Vanderschelden, but which was assigned by Vanderschelden to Willowdale Building, LLC, is to be rejected as of, and conditioned upon the occurrence of, the Effective Date in accordance with
Section 11.2 of the Plan, as modified.

                          BANK LENDERS AND EXIT LENDERS

10. The Plan and, specifically, Section 6.1.1 thereof, provides that the Restructured Senior Secured Claims shall continue to be secured by the validly perfected, first-priority liens upon, and security interests in, the assets of the Reorganized Debtors which were granted (including any liens and security interests purportedly granted and subsequently validated by any order entered by the Bankruptcy Court) by the Debtors to secure any of the Claims held by the Class 1 Creditors, which shall rank pari passu with the first-priority liens and security interests granted to secure the obligations of the Reorganized Debtors under the Exit Facility. To facilitate implementation of the Plan, the Court set forth herein more specifically that the Restructured Senior Secured Claims of the Bank Lenders under Class 1.1 of the Plan which include the Allowed Secured Claims of the Bank Lenders and any and all other "Obligations" under, and as that term is defined in, the New Credit Agreement (one of the Plan Documents, the "Second Amended and Restated Credit Agreement, Dated as of September __, 2003 Among InterDent Service Corporation, as Borrower, InterDent, Inc., as Guarantor, the Lenders named herein, BNY Asset Solutions, LLC, as Administrative Agent and BNY Asset Solutions, LLC, as Collateral Agent" or any substitute agreement to reflect the terms of the New Credit Agreement) shall continue to be secured by valid, duly perfected, unavoidable and enforceable first priority liens upon, and first priority security interests in, all of the assets of the Reorganized Debtors which were subject to liens or security interests created, granted or resulting from a pledge or other act by the Debtors including their predecessors in interest (including any liens and security interests purportedly created or granted in any assets or which would have been created by a purported pledge or other purported act, which was subsequently validated by any order entered by the Bankruptcy Court including the DIP Facility Order or the final order approving the Debtors' use of cash collateral) to secure any of the Claims held by the Senior Secured Lenders under the Senior Secured Credit Agreements including all assets of the Reorganized Debtors (and their predecessors-in-interest) that constitute collateral and other security under or covered by, and as described in, each of the "Security Documents" entered into in conjunction with, and as defined in, the Original Credit Agreement (as defined in the 1999 Credit Agreement), the 1999 Credit Agreement, the 2000 Credit Agreement and the New Credit Agreement (with all such assets collectively referred to hereinafter as, the "Collateral", and reference to the valid, duly perfected, unavoidable and enforceable first priority liens and security interests therein and thereon being referred to collectively as, the "Prepetition Bank Lender Liens"), with the perfection of each of the Prepetition Bank Lender Liens to relate back to the date upon which each such security interest and lien was first perfected, and with the Prepetition Bank Lender Liens to rank pari passu with the first-priority liens and security interests granted (or to be granted) to secure the obligations of the Reorganized Debtors under the Exit Facility pursuant to, and in accordance with, the terms and conditions of an intercreditor agreement to be executed in connection with the New Credit Agreement and Exit Facility by and among the Bank Lenders, and certain agents thereof, and the lenders under the Exit Facility ("Exit Lenders"), and certain agents thereof (such intercreditor agreement, the "Intercreditor and Collateral Agency Agreement").

11. Additionally, while the Plan (and, specifically, Sections 6.1.1K and 8.12E) and this Order provide for the pari passu treatment of the liens and security interests in favor of the Exit Lenders (or any agent thereof) and the Bank Lenders (or any agent thereof or the Administrative Agent under, and as defined in, the Senior Secured Credit Agreements), to facilitate such pari passu treatment, the Exit Lenders and Bank Lenders (and, in each case, any agents thereof and/or the Administrative Agent under, and as that term is defined in, the Senior Secured Credit Agreements) may assign such liens and security interests to one or more agents, collateral agents or other persons and, despite such assignment, such liens and security interests shall remain in full force and effect and retain their priority and perfection and shall continue to relate back to the date upon which each such security interest or lien was first perfected.

12. Notwithstanding the continuation of the Prepetition Bank Lender Liens in, to and upon, all of the assets which constitute the Collateral, as additional collateral and security for the Reorganized Debtors' full and timely satisfaction of the Restructured Senior Secured Claims including the Allowed Secured Claims of the Bank Lenders and any and all other "Obligations" under, and as that term is defined in, the New Credit Agreement, the Reorganized Debtors are also authorized to (and in connection with the New Credit Agreement, shall) create and grant in favor of the Bank Lenders (or their designee, including any agent thereof, for the designee's and their benefit) new first priority liens upon, and first priority security interests in, the assets which constitute the Collateral including the collateral and other security under or covered by, and as described in, each of the "Security Documents" as defined in, and to be executed in connection with, the New Credit Agreement, with all such liens and security interests to be valid, duly perfected, unavoidable and enforceable first priority liens upon, and first priority security interests in, all of the assets that constitute such collateral (the "New Credit Agreement Bank Lender Liens"), and such New Credit Agreement Bank Lender Liens shall rank pari passu with the first priority liens and security interests granted (or to be granted) to secure the obligations of the Reorganized Debtors under the Exit Facility pursuant to, and in accordance with, the terms and conditions of the Intercreditor and Collateral Agency Agreement.

13. To facilitate implementation of the Plan, the Court hereby orders that all of the DIP Liens2 shall be terminated and of no force and effect ("DIP Lien Termination") upon the earlier of: (a) the time for such DIP Lien Termination indicated in a writing, executed by the DIP Lenders, releasing the DIP Liens; or
(b) the time of, and simultaneously with, the effectiveness of the Plan. If the DIP Lien Termination occurs by virtue of the Plan becoming effective, such DIP Lien Termination shall occur automatically thereupon, without any further action by the DIP Lenders (any agent thereof) or the Debtors. Without in any way limiting the provisions of the foregoing two sentences, (i) the Exit Facility, a Plan Document, must be validly executed and delivered by the parties thereto and all conditions to its effectiveness (other than the occurrence of the Effective
Date) must be satisfied or waived in order for the Effective Date to occur, unless such condition is waived by the Co-Sponsors and the Bank Lenders in accordance with Section 14 of the Plan; and (ii) from the proceeds of the Exit Facility or cash on hand, the Debtors are to pay on the Effective Date the DIP Facility Claims, pursuant to Section 4.1.1 of the Plan.

14. In the event of any inconsistencies between terms and provisions of the Plan, on the one hand, and the terms and provisions of this Order, on the other hand, to the extent such inconsistencies concern (or otherwise relate to) the nature, scope, extent, validity, perfection, unavoidability and enforceability of the liens and security interests that secure (or are to secure) the Debtors' full and timely satisfaction of the Restructured Senior Secured Claims including the Allowed Secured Claims of the Bank Lenders and any and all other "Obligations" under, and as defined in, the New Credit Agreement, the terms and provisions of this Order shall govern and control the nature, scope, extent, validity, perfection, unavoidability and enforceability of such liens and security interests.

                           IMPLEMENTATION OF THE PLAN

15. Except as otherwise specifically provided in the Plan, the documents, agreements and instruments executed (or to be executed) pursuant to, or in connection with, the Plan, including, without limitation, the Plan Documents, or this Order, on the Effective Date, all property and rights of the Estates of the Debtors shall revest in, or be transferred to, each of the Debtors whose Estates owned or held such property or right immediately prior to the Effective Date, free and clear of all Claims, Liens, charges, encumbrances, rights and Interests of Creditors and equity security holders. Such property and rights to be revested in, or transferred to, the Debtors include property and rights of every kind and nature, including, without limitation, all of the claims (including derivative claims) that are asserted in the Amerident Litigation, all other alter ego or derivative claims existing as of the Effective Date, and all other claims accruing to the Debtors or their Estates under sections 502(d), 541, 544, 545, 547, 548, 549, 550, or 551 of the Bankruptcy Code. As of the Effective Date, the Reorganized Debtors may operate their businesses and use, acquire, and dispose of property and settle and compromise Claims or Interests without the supervision of, or any authorization from, the Bankruptcy Court or the United States Trustee, and free of any restriction of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions specifically provided for in the Plan or this Order (See Section 8.7 of the Plan.).

16. In addition to the authorizations contained in the Plan (and, specifically, Article VIII. thereof), pursuant to Section 1142(b) of the Bankruptcy Code, the Debtors and the Reorganized Debtors and all other necessary parties are authorized and empowered to (a) execute and deliver any instrument, agreement or document (including, without limitation, each of the Plan Documents) and (b) perform any act that is necessary, desirable or required to effectuate or comply with the terms and conditions of the Plan and consummation of the Plan and the transactions contemplated therein, and are authorized and empowered, without limitation, to take all actions necessary or appropriate to enter into, implement, and consummate the contracts, instruments and other agreements or documents created (or to be created) in connection with the Plan.

17. The Debtors and Reorganized Debtors are authorized and empowered pursuant to
Section 105 of the Bankruptcy Code to take any and all actions reasonably necessary to implement the transactions contemplated by the Plan and this Order, all without further corporate action or action of the directors or stockholders of the Debtors or Reorganized Debtors, including, without limitation, the issuance the New Common Stock, the New Preferred Stock or the New Warrants and the selection of the Persons who will serve as the initial directors and officers of Reorganized ISC and Reorganized InterDent as of the Effective Date, and other matters under the Plan involving the corporate structure of each Debtor or corporate action by each Debtor.

18. This Order shall be deemed to constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any other documents, instruments or agreements (and any amendments or modifications thereto) and any other acts referred to in, or contemplated by, the Plan or the Disclosure Statement.

19. The appropriate state and/or local governmental officials are hereby directed, upon the presentation of a copy of this Order, to terminate the filings evidencing any security interests against any property of the Debtors or Reorganized Debtors deemed released pursuant to the Plan. In the event that a state or local government official cannot readily determine whether it is appropriate to release such security interest, the Debtors or Reorganized Debtors shall bring the matter before this Court for determination and this Court hereby retains jurisdiction to resolve any such question or dispute and to enforce the foregoing directions.

                    PLAN RELEASES AND LIABILITY LIMITATIONS,

20. As specified in section 1125(e) of the Bankruptcy Code, the Debtors, Co-Sponsors, Committee, and their respective professionals (as well as any other entities that solicited acceptances or rejections of the Plan and/or that participated in the offer, issuance, sale, or purchase of securities offered or sold under the Plan, in good faith and in compliance with the applicable provisions of the Bankruptcy Code) shall not be liable, on account of their solicitation of acceptances or rejections of the Plan and/or their participation in the offer, issuance, sale, or purchase of securities offered or sold under the Plan, for violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or the offer, issuance, sale, or purchase of securities. (See Section 13.1 of the Plan.)

21. Effective as of the Effective Date, the Co-Sponsors or their respective Affiliates, nor any of their respective members, officers, directors, employees and other agents, advisors, attorneys and accountants shall have or incur any liability to any Holder of any Claim or Interest or any other Person for any act or omission in connection with or arising out of the negotiation, preparation and pursuit of confirmation of the Plan, the Disclosure Statement, the consummation of the Plan, the administration of the Plan, the Cases or the property to be distributed under the Plan except for liability based on willful misconduct as finally determined by a Final Order of the Bankruptcy Court. The Co-Sponsors and their respective Affiliates, and each of their respective officers, directors, employees and other agents, advisors, attorneys and accountants) shall be entitled to rely, in every respect, upon the advice of counsel with respect to their duties and responsibilities under or with respect to the Plan. (See Section 13.2 of the Plan.)

22. As more fully set forth in the Plan, as of the Effective Date, the Debtors, their Estates and the Reorganized Debtors, on their own behalf and on behalf of their Affiliates and all of their respective officers, members, employees, directors, shareholders, agents and professionals (collectively, the "Debtor Releasors") will be deemed to forever release, waive and discharge any and all claims (as defined in section 101(5) of the Bankruptcy Code), demands, debts, liabilities, obligations, actions, causes of action, suits, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises and rights whatsoever, whenever arising, whether known or unknown, suspected or unsuspected, contingent or fixed, liquidated or unliquidated, matured or unmatured, in law, equity, bankruptcy or otherwise, based upon, arising out of, relating to, by reason of, or in connection with, in whole or in part, any act or omission, transaction, occurrence, fact or matter from the beginning of time to the Effective Date, including, without limitation, in any way relating to the Debtors, any Affiliate of the Debtors, the Debtors' Estates, the Cases, the Senior Secured Credit Agreements, the Plan, the DIP Facility, or any other matter, which any of the Debtor Releasors or any person or entity claiming by, from, through, or under any of the Debtor Releasors ever had, now has, or hereafter can, shall, or may have against the Bank Lenders, the Agent under the Senior Secured Credit Agreements, the DDJCM Entities, the LL Entities, their Affiliates, and any of their respective shareholders, limited partners, general partners, officers, directors, members, employers, agents, and other representatives. The Debtor Releasors shall be deemed to have agreed that the provisions of Section 1542 of the Civil Code of the State of California and all similar federal or state laws, rights, rules, or legal principles, legal or equitable, which may be applicable, to the extent that they may apply to any of the matters released in the Plan, are knowingly and voluntarily waived and relinquished by the Debtor Releasors, in each and every capacity, to the fullest extent that such rights and benefits pertaining to the matters released in the Plan may be waived and relinquished, and each Debtor Releasor is deemed to have agreed and acknowledged that this waiver and relinquishment is an essential term of the Plan, without which the consideration provided to the Debtors and the Reorganized Debtors would not have been given. (See Section 13.3 of the Plan.)

                            DISCHARGE AND INJUNCTION

23. Except as otherwise specifically provided in the Plan, the documents, agreements and instruments executed (or to be executed) pursuant to, or in connection with, the Plan, including, without limitation, the Plan Documents, or this Order, pursuant to section 1141(d) of the Bankruptcy Code, the distributions and rights that are provided in the Plan shall be in complete satisfaction, discharge and release, effective as of the Effective Date, of all Claims, whether known or unknown, against liabilities of, Liens on, obligations of, rights against and Interests in the Debtors, or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims, rights and Interests, including but not limited to, Claims and Interests that arose before the Confirmation Date, including all debts of the kind specified in section 502(g), 502(h) and 502(i) of the Bankruptcy Code, in each case whether or not (a) a proof of claim or interest based upon such Claim, debt, right or Interest is filed or deemed filed under section 501 of the Bankruptcy Code; (b) a Claim or Interest based upon such Claim, debt, right or Interest is allowed under section 502 of the Bankruptcy Code, or (c) the holder of such a Claim, debt, right, or Interest accepted the Plan. This Order shall constitute a determination of the discharge of all of the Claims against and Interests in the Debtors, subject to the occurrence of the Effective Date. (See Section 12.1 of the Plan.)

24. Except as otherwise expressly provided in the Plan, the documents, agreements and instruments executed (or to be executed) pursuant to, or in connection with, the Plan including, without limitation, the Plan Documents, or this Order, on and after the Effective Date, all Persons and Entities who have held, currently hold, or may hold a debt, Claim, or Interest discharged pursuant to the terms of the Plan (including but not limited to States and other governmental units, and any State official, employee, or other entity acting in an individual or official capacity on behalf of any State or other governmental units) shall be permanently enjoined from: (a) taking any of the following actions on account of any such discharged debt, Claim, or Interest: (1) commencing or continuing in any manner any action or other proceeding against the Debtors, the Reorganized Debtors, their successors, or their property; (2) enforcing, attaching, executing, collecting, or recovering in any manner any judgment, award, decree, or order against the Debtors, the Reorganized Debtors, their successors, or their property; (3) creating, perfecting, or enforcing any Lien or encumbrance against the Debtors, the Reorganized Debtors, their successors, or their property; (4) asserting any set off, right of subrogation, or recoupment of any kind against any obligation due the Debtors, the Reorganized Debtors, their successors, or their property; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan; and (b) taking any of the following actions on account of any claims or rights of action that are revested in, or transferred to, the Reorganized Debtors as of the Effective Date or under the Plan (to the extent one or more Debtors' Estates held such claim or rights of action or held the right to assert such claim or right of action after the Petition Date), including, without limitation, any claims (including derivative Claims) asserted in the Amerident Litigation: (1) asserting such claims or rights of action against nondebtor third parties; and (2) commencing or continuing in any manner any action or other proceeding of any kind to recover on or otherwise with respect to such claims or rights of action. Any person or entity injured by any willful violation of such injunction shall recover actual damages, including costs and attorneys' fees, and, in appropriate circumstances, may recover punitive damages from the willful violator. (See Section 12.2 of the Plan.)

                        POST-CONFIRMATION STATUS REPORTS

25. In accordance with Section 17.6 of the Plan and Rule 3020-1(b) of the Local Bankruptcy Rules, within 180 days after the entry of this Order, the Debtors shall file a status report ("Status Report") explaining the progress which has been made toward consummation of the Plan. The Status Report shall be served on the Office of the United States Trustee, the twenty largest unsecured Creditors and those parties who have requested special notice. Status Reports shall be filed every 180 days during the case, unless otherwise ordered by the Court. Each Status Report shall include the following information:

(a) A schedule listing for each debt and each Class of Claims: the total amount required to be paid under the Plan; the amount required to be paid as of the date of the Status Report; the amount actually paid as of the date of the Status Report; and the deficiency, if any, in required payments;

(b) A schedule of any and all post-Confirmation tax liabilities that have accrued or come due, and a detailed explanation of payments thereon;

(c) The Debtors' projections as to its continuing ability to comply with the terms of the Plan;

(d) An estimate of the date for consummation of the Plan and the filing of an application for final decree; and

(e) Any other pertinent information needed to explain the progress toward completion of the Plan.

                                   MISCELLANY

26. The New Preferred Stock, New Common Stock and New Warrants to be issued under the Plan, including any New Common Stock issuable upon the conversion of such New Preferred Stock or such New Common Stock or upon the exercise of New Warrants, and the offer and sale thereof are entitled to the benefits and exemptions provided by section 1145 of the Bankruptcy Code. (See Section 17.13 of the Plan.)

27. Notwithstanding the entry of this Order or the occurrence of the Effective Date, this Court shall retain jurisdiction over the Cases and any of the proceedings arising from, or relating to, the Cases pursuant to Section 1142 of the Bankruptcy Code and 28 U.S.C. ss. 1334 to the fullest extent permitted by the Bankruptcy Code and other applicable law, including, without limitation, such jurisdiction as is necessary to ensure that the purpose and intent of the Plan are carried out and jurisdiction to hear the matters enumerated in Article XV of the Plan.

28. The transactions contemplated by the Plan, as implemented herein or by and through the Plan Documents, are (or are deemed to be) in compliance with and satisfy all applicable provisions of the Bankruptcy Code, and the terms and conditions of the Plan are fair and reasonable.

29. The terms and provisions of this Order and the Plan, and all rights, duties and obligations under this Order or the Plan, shall be binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, holders of Claims, holders of Interests, and their respective successors and assigns, whether or not the Claim or Interest of such Creditor or Interest Holder is impaired under the Plan, and whether or not such Creditor or Interest Holder has accepted the Plan. (See Sections 17.9 and 17.10 of the Plan.)

30. The failure to reference or discuss any particular provision of the Plan in this Order shall have no effect on the validity, binding effect and enforceability of such provision and such provision shall have the same validity, binding effect and enforceability as every other provision of the Plan.

31. After confirmation of the Plan, with the consent of the Co-Sponsors and, as to any matter affecting the treatment of the Allowed Secured Claims of the Bank Lenders, the Bank Lenders, but not otherwise, the Debtors or Reorganized Debtors may (x) apply to the Bankruptcy Court, pursuant to section 1127 of the Bankruptcy Code, to modify the Plan; and (y) apply to the Bankruptcy Court to remedy defects or omissions in the Plan or to reconcile inconsistencies in the Plan. (See Section 16.1 of the Plan.)

32. The provisions of Rules 3020(e) and, to the extent otherwise applicable, Rules 6004(g), 6006(d) and 7062, of the Federal Rules of Bankruptcy Procedure shall not apply, and this Order shall take effect immediately and shall not be stayed.

33. No further notice or hearing shall be necessary to effectuate the foregoing matters in this Order.

DATED:    October 3, 2003                        /s/ John P. Ryan
          -------------------                 -----------------------
                                          United States Bankruptcy Judge

PRESENTED BY:

WINTHROP COUCHOT
PROFESSIONAL CORPORATION

By: /s/ Marc Winthrop
            Marc J. Winthrop
         Robert E. Opera
General Insolvency Counsel for
Debtors and Debtors-in-Possession

APPROVED AS TO FORM AND CONTENT:
LATHAM & WATKINS LLP


By:  /s/ Jonathan S. Shenson
     ------------------------------------------------------------------
         Jonathan S. Shenson, Esq.
Counsel for JP Morgan Chase Bank

PACHULSKI, STANG, ZIEHL, YOUNG,
JONES & WEINTRAUB, P.C.


By:  /s/ Robert Orgel
     ------------------------------------------------------------------
         Robert B. Orgel, Esq.
Counsel for the LL Entities

STUTMAN, TREISTER & GLATT P.C.


By:  /s/ Eric Goldberg
     ------------------------------------------------------------------
         Eric D. Goldberg, Esq.
Counsel for the DDJCM Entities

RUTAN & TUCKER, LLP


By:  /s/ Penelope Parmes
         Penelope Parmes, Esq.
Counsel for the Official Committee of
Creditors Holding Unsecured Claims

LAW OFFICES OF DEAN P. SPERLING


Facility Obligations").